        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

    The unaudited pro forma condensed consolidated financial statements below are based on the financial statements of Archibald Candy and the consolidated financial statements of Sweet Factory included elsewhere in this Prospectus. The unaudited pro forma condensed consolidated statements of income for the year ended August 29, 1998 and the three-month period ended November 28, 1998 are based on the financial statements of Archibald Candy and adjusted to give effect to the Acquisition as if it had occurred on August 31, 1997. During the periods presented, neither Archibald Candy's nor Sweet Factory's statements of operations included any amounts related to discontinued operations. Archibald Candy operates using a fiscal year ending the last Saturday in August. Prior to the Acquisition, Sweet Factory operated using a fiscal year ending the Saturday closest to December 31st. Adjustments for the Transactions are based upon historical financial information of Archibald Candy and Sweet Factory and certain assumptions that the Company's management believes are reasonable. The Acquisition will be accounted for under the purchase method of accounting. Under this method, the purchase price will be allocated to the assets and liabilities acquired based on preliminary estimates of fair value. The actual fair value may vary from the preliminary estimates. The pro forma financial data does not necessarily reflect the results of operations or the financial position of Archibald Candy that actually would have resulted had the Transactions occurred at the date indicated, or project the results of operations or financial position of the Company for any future date or period.

    The unaudited pro forma condensed consolidated financial data below should be read together with the financial statements of Archibald Candy and the consolidated financial statements of Sweet Factory, and the accompanying notes, included elsewhere in this Prospectus.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                            AS OF NOVEMBER 28, 1998

                             (DOLLARS IN THOUSANDS)

                                                                                         PRO FORMA
                                                                               SWEET    ADJUSTMENTS     PRO FORMA
                                                                 ARCHIBALD    FACTORY   (SEE NOTE 1)   CONSOLIDATED
                                                                 ----------  ---------  -----------    ------------
ASSETS
Current assets:
  Cash and cash equivalents....................................  $    7,443  $   1,357   $  (2,000)(a)  $   6,800
  Accounts receivable, net.....................................       6,552        568      --              7,120
  Inventories..................................................      26,818      6,083      --             32,901
  Other current assets.........................................         896      2,881      --              3,777
                                                                 ----------  ---------  -----------     ---------
Total current assets...........................................      41,709     10,889      (2,000)        50,598
  Property, plant, and equipment, net..........................      20,754     28,507      (3,162)(b)     46,099
  Goodwill, other intangibles, and deferred financing fees.....      34,870      1,729       4,000 (c)     40,599
  Other assets.................................................       2,895      3,015      --              5,910
                                                                 ----------  ---------  -----------     ---------
Total assets...................................................  $  100,228  $  44,140   $  (1,162)     $ 143,206
                                                                 ----------  ---------  -----------     ---------
                                                                 ----------  ---------  -----------     ---------
LIABILITIES AND SHAREHOLDER'S EQUITY (DEFICIT)
Current Liabilities:
  Accounts payable.............................................  $    6,659  $   5,185   $  --          $  11,844
  Accrued liabilities..........................................      10,400      1,963       3,670 (d)     16,033
  Notes payable................................................      --         10,437     (10,437)(e)         --
  Current portion of long-term debt and capital lease
    obligations................................................          59        213      --                272
                                                                 ----------  ---------  -----------     ---------
Total current liabilities......................................      17,118     17,798      (6,767)        28,149
  Due to affiliate.............................................         604     --          --                604
  Long-term debt, less current portion.........................     100,000     --          30,000 (f)    130,000
  Capital lease obligations, less current portion..............          38        104      --                142
  Deferred rent................................................          --      1,843      --              1,843
Shareholder's equity (deficit):................................     (17,532)    24,395     (24,395)(g)    (17,532)
                                                                 ----------  ---------  -----------     ---------
Total liabilities and shareholder's equity (deficit)...........  $  100,228  $  44,140   $  (1,162)     $ 143,206
                                                                 ----------  ---------  -----------     ---------
                                                                 ----------  ---------  -----------     ---------

See accompanying notes to pro forma condensed consolidated financial statements.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                   FOR THE FISCAL YEAR ENDED AUGUST 29, 1998

                             (DOLLARS IN THOUSANDS)

                                                                                         PRO FORMA
                                                                               SWEET    ADJUSTMENTS      PRO FORMA
                                                                 ARCHIBALD    FACTORY   (SEE NOTE 2)    CONSOLIDATED
                                                                 ----------  ---------  -----------    ------------
Net sales......................................................  $  126,742  $  77,659   $  --          $  204,401
Cost of sales..................................................      43,978     27,425      --              71,403
Selling, general, and administrative expenses..................      63,992     45,538      (2,681)(a)     106,849
Depreciation and amortization expense..........................       6,233      6,752         (21)(b)      12,964
                                                                 ----------  ---------  -----------     ----------
Operating income (loss)........................................      12,539     (2,056)      2,702          13,185
Other (income) & expense:
Interest expense...............................................      10,346        844       2,298 (c)      13,488
Interest income................................................      (1,194)       (31)        100 (d)      (1,125)
Other income & expense.........................................        (192)    --          --                (192)
                                                                 ----------  ---------  -----------     ----------
Income (loss) before income taxes and extraordinary item.......       3,579     (2,869)        304           1,014
Provision (benefit) for income taxes...........................         276     (1,099)         24 (e)        (799)
                                                                 ----------  ---------  -----------     ----------
Net income (loss)..............................................  $    3,303  $  (1,770)  $     280      $    1,813
                                                                 ----------  ---------  -----------     ----------
                                                                 ----------  ---------  -----------     ----------
Other Data:
EBITDA.........................................................  $   18,964  $   4,696   $   2,681      $   26,341
                                                                 ----------  ---------  -----------     ----------
                                                                 ----------  ---------  -----------     ----------

See accompanying notes to pro forma condensed consolidated financial statements.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

               FOR THE THREE-MONTH PERIOD ENDED NOVEMBER 28, 1998

                             (DOLLARS IN THOUSANDS)

                                                                                           PRO FORMA
                                                                                 SWEET    ADJUSTMENTS     PRO FORMA
                                                                   ARCHIBALD    FACTORY   (SEE NOTE 2)   CONSOLIDATED
                                                                  -----------  ---------  -----------    ------------
Net sales.......................................................   $  29,648   $  16,719   $  --         $   46,367
Cost of sales...................................................      12,410       9,333      --             21,743
Selling, general, and administrative expenses...................      15,810       8,093        (670)(a)     23,233
Depreciation and amortization expense...........................       1,577       1,753         (12)(b)      3,318
                                                                  -----------  ---------  -----------    ----------
Operating income (loss).........................................        (149)     (2,460)        682         (1,927)
Other (income) and expense:
Interest expense................................................       2,592         224         575 (c)      3,391
Interest income.................................................        (126)         (4)         25 (d)       (105)
Other income and expense........................................         (37)         --          --            (37)
                                                                  -----------  ---------  -----------    ----------
Income (loss) before income taxes...............................      (2,578)     (2,680)         82         (5,176)
Provision (benefit) for income taxes............................          10        (967)          7 (e)       (950)
                                                                  -----------  ---------  -----------    ----------
Net income (loss)...............................................   $  (2,588)  $  (1,713)  $      75     $   (4,226)
                                                                  -----------  ---------  -----------    ----------
                                                                  -----------  ---------  -----------    ----------
Other Data:
EBITDA..........................................................   $   1,465   $    (707)  $     670     $    1,428
                                                                  -----------  ---------  -----------    ----------
                                                                  -----------  ---------  -----------    ----------

See accompanying notes to pro forma condensed consolidated financial statements.

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                             (DOLLARS IN THOUSANDS)

NOTE 1: UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET ADJUSTMENTS

(a)        Adjustment to cash and cash equivalents as follows:

           Proceeds from issuance of the Outstanding Notes..............................  $  30,000
           Sweet Factory purchase price.................................................    (28,000)
           Payment of estimated fees and expenses of the Transactions...................     (4,000)
                                                                                          ---------
                                                                                          $  (2,000)
                                                                                          ---------
                                                                                          ---------
(b)        Adjustment to property, plant, and equipment for excess of net assets acquired over purchase price.................................................  $  (3,162)
                                                                                          ---------
                                                                                          ---------
(c)        Adjustment to deferred financing fees for the financing fees incurred in
           connection with the Transactions.............................................  $   4,000
                                                                                          ---------
                                                                                          ---------
(d)        Adjustments to accrued liabilities for estimated severance, lease termination, moving and other costs in connection with the consolidation of
           Sweet Factory's operations with those of Archibald Candy's...................  $   3,670
                                                                                          ---------
                                                                                          ---------
(e)        Adjustment to notes payable for the repayment of Sweet Factory's debt........  $ (10,437)
                                                                                          ---------
                                                                                          ---------
(f)        Adjustment to long-term debt for issuance of the Outstanding Notes...........  $  30,000
                                                                                          ---------
                                                                                          ---------
(g)        Adjustments to shareholder's equity (deficit) as follows:

           Elimination of Sweet Factory Preferred and Common Stock......................  $     (20)
           Elimination of Sweet Factory paid-in-capital.................................    (27,369)
           Elimination of Sweet Factory accumulated deficit.............................      2,708
           Elimination of Sweet Factory notes due from officers.........................        286
                                                                                          ---------
                                                                                          $ (24,395)
                                                                                          ---------
                                                                                          ---------

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (CONTINUED)

NOTE 2: UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS ADJUSTMENTS

                                                                                     FISCAL YEAR        THREE MONTH
                                                                                        ENDED          PERIOD ENDED
                                                                                   AUGUST 29, 1998   NOVEMBER 28, 1998
                                                                                   ---------------  -------------------
                                                                                          (DOLLARS IN THOUSANDS)
(a)        Adjustments to selling, general, and administrative expenses as follows:

           Reduction in salaries and payroll expenses related to the
             consolidation of Sweet Factory's operations with Archibald
             Candy's.............................................................     $  (1,909)         $    (477)
           Reduction in facility leases expenses due to elimination of San Diego
             facilities..........................................................          (307)               (77)
           Reduction in general and administrative expenses due to the consolidation of the Sweet Factory facilities into Archibald
             Candy's.............................................................          (465)              (116)
                                                                                        -------              -----
                                                                                      $  (2,681)         $    (670)
                                                                                        -------              -----
                                                                                        -------              -----
(b)        Adjustments to depreciation and amortization expense as follows:

           Amortization of deferred financing fees as a result of the
             Transactions........................................................     $     585          $     146
           Reduction of depreciation expense for purchase accounting adjustment
             to property, plant and equipment....................................          (606)              (158)
                                                                                        -------              -----
                                                                                      $     (21)         $     (12)
                                                                                        -------              -----
                                                                                        -------              -----
(c)        Adjustments to interest expense as follows:

           Interest expense incurred on the Exchange Notes.......................     $   3,075          $     769
           Elimination of Sweet Factory working capital line interest expense....          (777)              (194)
                                                                                        -------              -----
                                                                                      $   2,298          $     575
                                                                                        -------              -----
                                                                                        -------              -----
(d)        Adjustment to interest income for cash outlay.........................     $     100          $      25
                                                                                        -------              -----
                                                                                        -------              -----
(e)        Adjustment to provision for income taxes as a result of all pro forma
             adjustments.........................................................     $      24          $       7
                                                                                        -------              -----
                                                                                        -------              -----